AETOS CAPITAL
                   Monthly Performance Update
                         August 2003
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Aetos Capital provides absolute return portfolio construction and management services to institutional and private investors. Aetos Capital offers customizable portfolios of absolute return investments through allocations to four strategy-specific, SEC-registered commingled funds.


-------------------------------------  IQ-  2Q-   Jul-   Aug-     YTD-
Aetos Capital Model Portfolios1        03   03    03     03       03
------------------------------------- ----- ----- -----  -----    -----
------------------------------------- ----- ----- -----  -----    -----
Aetos Capital Conservative Investment 1.77% 3.89% -0.54% 0.43%    5.62%
  Portfolio
------------------------------------- ----- ----- -----  -----    -----
------------------------------------- ----- ----- -----  -----    -----
Aetos Capital Balanced Investment     1.19% 4.28% -0.20% 0.58%    5.91%
  Portfolio
------------------------------------- ----- ----- -----  -----    -----
------------------------------------- ----- ----- -----  -----    -----
Aetos Capital Aggressive Investment   0.35% 4.70% 0.22%  0.75%    6.08%
  Portfolio
------------------------------------- ----- ----- -----  -----    -----

-------------------------------------

Conservative Portfolio                          Balanced Portfolio
Target Asset Allocation                         Target Asset Allocation

Pictured here is a pie chart with               Pictured here is a pie chart
the following sections:                         with the following sections:
Distressed Investments 0%                       Distressed Investments 10%
Long/Short 15%                                  Market Neutral 15%
Market Neutral 20%                              Long/Short 30%
Multi-Strategy Arbitrage 65%                    Multi-Strategy Arbitrage 45%

Aggressive Portfolio
Target Asset Allocation

Pictured here is a pie chart with
the following sections:
Market Neutral 10%
Multi-Strategy Arbitrage 20%
Distressed Investments 20%
Long/Short 50%

---------------------------------------   1Q-   2Q-  Jul-    Aug-   YTD-
Aetos Capital SEC-Registered Funds2       03    03    03     03     03
---------------------------------------   ----- ----- -----  -----  -----
---------------------------------------   ----- ----- -----  -----  -----
Aetos Capital Multi-Strategy Arbitrage
  Fund, LLC                               3.74% 4.51% -0.70% 0.39%  8.07%
---------------------------------------   ----- ----- -----  ----- ------
---------------------------------------   ----- ----- -----  ----- ------
Aetos Capital Distressed Investment
  Strategies Fund, LLC                    3.55% 7.27%  0.02% 0.78% 11.97%
---------------------------------------   ----- ----- -----  ----- ------
---------------------------------------   ----- ----- -----  ----- ------
Aetos Capital Long/Short Strategies
  Fund, LLC                              -1.91% 5.15%  1.08% 1.16%  5.46%
---------------------------------------   ----- ----- -----  ----- ------
---------------------------------------   ----- ----- -----  ----- ------
Aetos Capital Market Neutral Strategies
  Fund, LLC                              -0.63% 3.32% -1.48% 0.35%  1.50%
---------------------------------------   ----- ----- -----  ----- ------



         Portfolio Management Team             For Information Please Contact:
    Anne Casscells     Menlo Park, CA          David Tonkovich    (212) 201-2532
     Jeffery Mora, CFA Menlo Park, CA          dtonkovich@aetoscapital.com
    James Gibbons       New York, NY
   Linda Fitzgerald    Menlo Park, CA
   Eva Xu, Ph.D., CFA  Menlo Park, CA


Aetos Capital, LLC - 375 Park Avenue - New York, NY 10152 - (212) 201-2500 Aetos Alternative Management, LLC - 2180 Sand Hill Road, Menlo Park, CA 94025 - (650) 234-1860




Complete Performance History:

Aetos Capital Model Portfolios1

2003         Jan    Feb  Mar    Apr    May  Jun   Jul  Aug Sep Oct  Nov Dec FY03

Conservative 1.05%  0.32% 0.40% 1.09% 1.97% 0.79% -0.54% 0.43% -  -  -  -  5.62%
Balanced     0.73%  0.17% 0.28% 1.34% 1.86% 1.03% -0.20% 0.58% -  -  -  -  5.91%
Aggressive   0.28% -0.04% 0.11% 1.61% 1.72% 1.29%  0.22% 0.75% -  -  -  -  6.08%

2002          Jan  Feb  Mar Apr May Jun  Jul  Aug  Sep    Oct    Nov   Dec  FY02

Conservative   -    -    -   -   -    -   -   - -0.32% 0.12%  0.57% 1.02%  1.38%
Balanced       -    -    -   -   -    -   -   - -0.44% 0.14%  0.53% 1.04%  1.26%
Aggressive     -    -    -   -   -    -   -   - -0.59% 0.17%  0.40% 1.07%  1.04%

Aetos Capital SEC-Registered Funds2

2003           Jan   Feb   Mar     Apr  May   Jun   Jul Aug Sep Oct Nov Dec FY03
Multi-Strategy
 Arbitrage     1.85%  0.81%  1.04% 1.34% 2.26% 0.86% -0.70% 0.39% - - - -  8.07%
Distressed
 Investment    1.98%  0.77%  0.77% 2.86% 1.72% 2.53%  0.02% 0.78% - - - - 11.97%
Long/Short    -1.02% -0.63% -0.27% 1.86% 1.79% 1.42%  1.08% 1.16% - - - -  5.46%
Market Neutral 0.64% -0.36% -0.91% 0.38% 2.33% 0.58% -1.48% 0.35% - - - -  1.50%

2002            Jan  Feb Mar Apr May Jun Jul Aug  Sep   Oct   Nov    Dec    FY02
Multi-Strategy
 Arbitrage       -   -    -   -   -   -   -  - -0.18%  0.41%  1.35% 0.94%  2.54%
Distressed
 Investment      -   -    -   -   -   -   -  -  0.08% -0.28%  2.13% 1.38%  3.33%
Long/Short       -   -    -   -   -   -   -  - -1.08%  0.53% -0.31% 1.00%  0.13%
Market Neutral   -   -    -   -   -   -   -  - -0.12% -1.05% -1.20% 1.90% -0.50%

Notes to Performance Data:

1 The balanced, conservative and aggressive asset allocation investment programs are model portfolios. The model portfolios may not reflect an investor's actual portfolio as actual portfolios reflect each investor's own objectives and risk tolerances. The performance of each model portfolio is based on the weighted performance over the respective periods of the Aetos Capital SEC-Registered Funds, weighted according to the allocations shown for each model portfolio. Performance figures shown for all of the portfolios are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees that may be charged by Aetos Capital to any account. Performance figures are also net of all fund level fees and expenses. Past performance is not indicative of future returns.

2 Returns are net of expenses and fees incurred at the Fund level. The returns also reflect Fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in. Potential investors in absolute return vehicles are urged to familiarize themselves with these risks before investing.

For more complete information about the Aetos Capital SEC-Registered Funds, including information about fees, expenses and risk considerations, please contact David Tonkovich at (212) 201-2532 or dtonkovich@aetoscapital.com.

Aetos Capital, LLC - 375 Park Avenue - New York, NY 10152 - (212) 201-2500 Aetos Alternatives Management, LLC - 2180 Sand Hill Road - Menlo Park, CA 94025 - (650) 234-1860